Press Release

Exhibit 99.1

Black Knight to Sell TitlePoint Line of Business to Fidelity National Financial

JACKSONVILLE, Fla., Nov. 18, 2022 – Today, Black Knight, Inc. (NYSE: BKI) announced that it has agreed to sell its TitlePoint line of business to Fidelity National Financial, Inc. (NYSE: FNF) for $225 million in cash.

TitlePoint, which is part of Black Knight’s Data & Analytics segment, enables searches for detailed property information, images of documents and maps from hundreds of counties across the U.S. that help title insurance underwriters, title agents and closing attorneys quickly compile title search packages to support the safe transfer and financing of real property. Since acquiring the business in 2014, Black Knight has continually enhanced and advanced the technological capabilities and coverage of TitlePoint.

In connection with the contribution of Property Insight, LLC, which included TitlePoint, by affiliates of Fidelity National Financial, Inc. (“FNF”) to an affiliate of Black Knight, pursuant to an agreement entered into among affiliates of Black Knight and FNF in 2014, Black Knight had previously granted FNF a right to repurchase the entity that previously held the TitlePoint business in the event of a change in control of Black Knight. In connection with the pending acquisition of Black Knight by Intercontinental Exchange, Inc. (“ICE”), FNF notified Black Knight of its desire to repurchase TitlePoint. The sale of TitlePoint is not conditioned on the completion of ICE’s acquisition of Black Knight.

“This transaction enables us to focus our investments in our mortgage-specific software and our core data and analytics capabilities, while also reducing our revenues that are sensitive to origination volumes, ” said Joe Nackashi, chief executive officer of Black Knight.

The transaction is subject to customary closing conditions and is expected to close in December 2022.

About Black Knight

Black Knight, Inc. (NYSE:BKI) is an award-winning software, data and analytics company that drives innovation in the mortgage lending and servicing and real estate industries, as well as the capital and secondary markets. Businesses leverage our robust, integrated solutions across the entire homeownership life cycle to help retain existing customers, gain new customers, mitigate risk and operate more effectively.

Our clients rely on our proven, comprehensive, scalable products and our unwavering commitment to delivering superior client support to achieve their strategic goals and better serve their customers. For more information on Black Knight, please visit www.blackknightinc.com.

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Media contacts:

Michelle KerschMitch Cohen

Black Knight, Inc. Black Knight, Inc.

904.854.5043704.890.8158

michelle.kersch@bkfs.commitch.cohen@bkfs.com

Investor contact:

Steve Eagerton

Black Knight, Inc.

904.854.3683

steven.eagerton@bkfs.com

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed sale of Black Knight’s TitlePoint line of business to Fidelity National Financial, Inc. (the “transaction”) including future financial and operating results, Black Knight’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.